EXHIBIT 99.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2023

(Unaudited)

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—118.1% (3), (4)
First Lien Secured Debt—101.9%
A1 Garage Merger Sub, LLC	12/22/2028	Commercial Services & Supplies	11.99%	3M SOFR+660	1,520	$1,499	$1,512
A1 Garage Merger Sub, LLC - Unfunded Term Loan	12/22/2028	Commercial Services & Supplies	—	—	528	—	5
A1 Garage Merger Sub, LLC LLC (Revolver) (7), (9)	12/22/2028	Commercial Services & Supplies	—	—	748	—	(4)
Ad.net Acquisition, LLC	05/07/2026	Media	11.65%	3M SOFR+626	4,888	4,846	4,863
Ad.net Acquisition, LLC (Revolver) (7)	05/07/2026	Media	11.65%	3M SOFR+626	622	622	619
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/07/2026	Media	—	—	622	—	(3)
Amsive Holding Corporation (f/k/a Vision Purchaser Corporation)	06/10/2025	Media	11.79%	3M SOFR+640	13,958	13,859	13,749
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	11.04%	3M SOFR+565	13,786	13,755	13,545
Anteriad, LLC (f/k/a MeritDirect, LLC) - Incremental Term Loan	05/23/2024	Media	12.04%	3M SOFR+665	2,212	2,186	2,184
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7), (9)	05/23/2024	Media	—	—	2,869	—	(50)
Any Hour Services	07/21/2027	Energy Equipment and Services	11.22%	3M SOFR+585	6,395	6,326	6,267
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—	—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	10.52%	3M SOFR+525	6,160	6,132	6,145
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	11.04%	3M SOFR+550	294	294	294
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	10.68%	3M SOFR+525	12,826	12,732	12,793
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Diversified Consumer Services	10.86%	3M SOFR+525	1,153	1,153	1,150
Apex Service Partners, LLC (Revolver) (7), (9)	07/31/2025	Diversified Consumer Services	—	—	692	—	(2)
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	11.54%	3M SOFR+615	8,891	8,784	8,714
Applied Technical Services, LLC (Unfunded Term Loan)	12/29/2026	Commercial Services & Supplies	—	—	582	—	(6)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Commercial Services & Supplies	13.25%	3M SOFR+475	509	509	499
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—	—	764	—	(15)
Arcfield Acquisition Corp.	08/03/2029	Aerospace and Defense	11.62%	1M SOFR+625	6,526	6,429	6,461
Arcfield Acquisition Corp. (Revolver) (9)	08/04/2028	Aerospace and Defense	—	—	1,379	—	(14)
Beta Plus Technologies, Inc.	07/01/2029	Internet Software and Services	11.14%	3M SOFR+575	4,950	4,862	4,604
BioDerm, Inc. (Revolver) (7)	01/31/2028	Healthcare Equipment and Supplies	11.81%	1M SOFR+650	107	107	107
BioDerm, Inc. (Revolver) (9)	01/31/2028	Healthcare Equipment and Supplies	—	—	964	—	(5)
Blackhawk Industrial Distribution, Inc.	09/17/2026	Distributors	11.79%	3M SOFR+640	631	628	622
Blackhawk Industrial Distribution, Inc. - Unfunded Term Loan	09/17/2026	Distributors	—	—	2,624	—	(26)
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2026	Distributors	13.75%	3M SOFR+525	274	274	270
Blackhawk Industrial Distribution, Inc. (9)	09/17/2026	Distributors	—	—	2,469	—	(37)
Broder Bros., Co.	12/04/2025	Textiles, Apparel and Luxury Goods	11.50%	3M SOFR+626	3,324	3,324	3,324
By Light Professional IT Services, LLC	05/16/2025	High Tech Industries	12.43%	3M SOFR+688	25,674	25,499	25,224
By Light Professional IT Services, LLC (Revolver) (7)(9)	05/16/2025	High Tech Industries	—	—	3,507	—	(61)
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	12.07%	3M SOFR+665	980	980	980
			(PIK 9.50%)
Cartessa Aesthetics, LLC	06/14/2028	Distributors	11.39%	3M SOFR+600	13,076	12,907	13,076
Cartessa Aesthetics, LLC (Revolver) (7)	06/14/2028	Distributors	11.39%	3M SOFR+600	511	511	511
Cartessa Aesthetics, LLC (Revolver) (7)(9)	06/14/2028	Distributors	—	—	927	—	-
CF512, Inc.	08/20/2026	Media	11.59%	3M SOFR+619	5,980	5,930	5,860
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—	—	955	—	(19)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	10.15%	3M SOFR+476	1,564	1,562	1,564
Challenger Performance Optimization, Inc.	08/31/2024	Business Services	12.18%	3M L+675	237	237	230
Compex Legal Services, Inc.	02/09/2026	Professional Services	10.99%	3M SOFR+525	8,925	8,891	8,925
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	10.94%	3M SOFR+555	141	141	141
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—	—	1,265	—	—
Connatix Buyer, Inc.	07/13/2027	Media	11.16%	1M SOFR+576	3,814	3,761	3,681
Connatix Buyer, Inc. (7), (9)	07/13/2027	Media	—	—	1,234	—	(43)
Crane 1 Services, Inc.	08/16/2027	Commercial Services & Supplies	10.90%	3M SOFR+551	882	871	878
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	10.90%	3M SOFR+551	135	135	134
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	—	—	202	—	(1)
Dr. Squatch, LLC	08/31/2027	Personal Products	11.24%	3M SOFR+585	4,383	4,328	4,383
Dr. Squatch, LLC (Revolver) (7), (9)	08/31/2027	Personal Products	—	—	3,353	—	—
DRS Holdings III, Inc.	11/03/2025	Chemicals, Plastics and Rubber	11.79%	3M SOFR+640	16,266	16,142	16,070
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—	—	1,426	—	(17)
Duraco Specialty Tapes LLC	06/30/2024	Containers and Packaging	11.93%	1M SOFR+650	3,445	3,407	3,393
ECL Entertainment, LLC	08/31/2030	Hotels, Restaurants and Leisure	10.14%	1M SOFR+475	5,000	4,900	4,985
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	10.43%	1M SOFR+510	4,599	4,599	4,599
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—	—	5,000	—	—
EDS Buyer, LLC - Unfunded Term Loan	01/10/2029	Electronic Equipment, Instruments, and Components	—	—	6,750	—	(17)
EDS Buyer, LLC. (Revolver) (7), (9)	01/10/2029	Electronic Equipment, Instruments, and Components	—	—	2,025	—	(30)
Efficient Collaborative Retail Marketing Company, LLC	06/15/2024	Media: Diversified and Production	13.15%	3M SOFR+776	7,645	7,651	5,352
ETE Intermediate II, LLC (Revolver) (9)	05/25/2029	Diversified Consumer Services	—	—	1,656	—	(28)
Exigo Intermediate II, LLC (Revolver) (9)	03/15/2027	Software	—	—	689	—	(14)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(Unaudited)

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Five Star Buyer, Inc.	02/23/2028	Hotels, Restaurants and Leisure	12.43%	1M SOFR+710	4,569	$4,488	$4,500
Five Star Buyer, Inc. - DDTL B Unfunded	02/23/2028	Hotels, Restaurants and Leisure	—	—	837	-	(13)
Five Star Buyer, Inc. (Revolver) (9)	02/23/2028	Hotels, Restaurants and Leisure	—	—	741	-	(11)
Gauge ETE Blocker, LLC - Promissory Note	05/19/2029	Diversified Consumer Services	12.56%	—	215	215	215
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	11.96%	3M SOFR+660	3,279	3,252	3,115
Graffiti Buyer, Inc.	08/10/2027	Trading Companies & Distributors	10.98%	3M SOFR+550	736	729	729
Graffiti Buyer, Inc. (7), (9)	12/8/2023	Trading Companies & Distributors	—	—	332	—	—
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Trading Companies & Distributors	10.98%	3M SOFR+575	269	269	266
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—	—	596	—	(6)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	10.93%	3M SOFR+560	4,172	4,112	4,068
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	10.92%	1M SOFR+560	335	335	327
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—	—	415	—	(10)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	11.32%	6M SOFR+585	4,913	4,835	4,913
Holdco Sands Intermediate, LLC (Revolver) (9)	11/23/2027	Aerospace and Defense	—	—	1,791	—	—
HW Holdco, LLC	12/10/2024	Media	11.70%	3M SOFR+640	9,000	8,973	8,865
HW Holdco, LLC (Revolver)	12/10/2024	Media	11.82%	3M SOFR+640	116	116	114
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—	—	1,335	—	(20)
IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	11.45%	3M SOFR+610	4,428	4,356	4,362
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	(7)
Imagine Acquisitionco, LLC (9)	11/15/2027	Software	—	—	1,657	—	(8)
Imagine Acquisitionco, LLC (Revolver) (9)	11/15/2027	Software	—	—	1,193	—	(18)
Inception Fertility Ventures, LLC	12/31/2024	Healthcare Providers and Services	12.50%	3M SOFR+715	14,803	14,656	14,803
Infinity Home Services Holdco, Inc.	12/28/2028	Commercial Services & Supplies	12.24%	3M SOFR+685	2,089	2,089	2,089
Infinity Home Services Holdco, Inc. - Unfunded Term Loan	12/28/2023	Commercial Services & Supplies	—	—	1,135	—	—
Infinity Home Services Holdco, Inc. (Revolver) (9)	12/28/2028	Commercial Services & Supplies	—	—	1,292	—	—
Infolinks Media Buyco, LLC	11/01/2026	Media	11.17%	1M SOFR+585	3,178	3,143	3,178
Infolinks Media Buyco, LLC- Unfunded Term Loan	11/01/2023	Media	—	—	387	—	4
Integrated Data Services (Revolver) (9)	08/01/2029	Professional Services	—	—	3,096	—	(72)
Integrative Nutrition, LLC	01/31/2025	Consumer Services	12.54%	3M SOFR+715	15,521	15,457	14,590
Integrity Marketing Acquisition, LLC	08/27/2026	Insurance	11.57%	3M SOFR+615	15,666	15,553	15,509
Integrity Marketing Acquisition, LLC - Unfunded Term Loan	08/31/2025	Insurance	—	—	8,000	-	(40)
Integrity Marketing Acquisition, LLC (Revolver) (7), (9)	08/27/2026	Insurance	—	—	511	-	-
ITI Holdings, Inc. (Revolver)	03/03/2028	IT Services	12.05%	1M SOFR+560	500	500	490
ITI Holdings, Inc. (Revolver) (9)	03/03/2028	IT Services	—	—	165	—	(3)
Inventus Power, Inc.	06/30/2025	Electronic Equipment, Instruments, and Components	12.93%	1M SOFR+761	4,988	4,894	4,888
Inventus Power, Inc. (Revolver) (7), (9)	06/30/2025	Electronic Equipment, Instruments, and Components	—	—	1,729	—	(35)
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,429	—	—
Kinetic Purchaser, LLC	11/10/2027	Personal Products	11.54%	3M SOFR+615	17,253	16,999	16,995
Kinetic Purchaser, LLC - (Revolver) (9)	11/10/2026	Personal Products	—	—	3,435	—	(52)
Lash OpCo, LLC	02/18/2027	Personal Products	11.88%	1M SOFR+675	10,404	10,264	10,300
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	12.15%	3M SOFR+675	2,086	2,086	2,065
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—	—	986	—	(10)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	11.83%	1M SOFR+643	7,544	7,537	7,454
			(PIK 5.50%)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	11.02%	3M SOFR+565	1,721	1,721	1,700
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Leisure Products	11.79%	3M SOFR+640	3,709	3,677	3,663
Ledge Lounger, Inc. (Revolver) (9)	11/09/2026	Leisure Products	—	—	789	—	(10)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	10.67%	1M SOFR+535	22,543	22,282	22,317
Lightspeed Buyer Inc. (Revolver) (7) (9)	02/03/2026	Healthcare Technology	—	—	2,499	—	(25)
LJ Avalon Holdings, LLC	02/01/2030	Construction & Engineering	11.79%	3M SOFR+640	400	394	392
LJ Avalon Holdings, LLC - Unfunded Term Loan	07/31/2024	Construction & Engineering	—	—	2,424	—	(12)
LJ Avalon Holdings, LLC (Revolver) (9)	01/31/2030	Construction & Engineering	—	—	1,130	—	(23)
Loving Tan Intermediate II, Inc.	05/31/2028	Personal Products	12.39%	3M SOFR+700	19,263	18,894	18,974
Loving Tan Intermediate II, Inc. (Revolver)	05/31/2028	Personal Products	12.39%	3M SOFR+700	1,861	1,861	1,833
Loving Tan Intermediate II, Inc. (Revolver)(7)(9)	05/31/2028	Personal Products	—	—	1,523	—	(23)
Lucky Bucks, LLC (6)	07/20/2027	Hotels, Restaurants and Leisure	0.00%	—	4,489	4,210	1,182
Lucky Bucks, LLC - DIP	10/20/2023	Hotels, Restaurants and Leisure	15.30%	3M SOFR+1000	160	158	160
MAG DS Corp.	04/01/2027	Aerospace and Defense	10.99%	3M SOFR+550	3,674	3,564	3,481
Mars Acquisition Holdings Corp.	05/14/2026	Media	11.04%	3M SOFR+565	8,728	8,616	8,640
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	2,435	—	(24)
MBS Holdings, Inc. (Revolver)	04/16/2027	Internet Software and Services	11.17%	1M SOFR+585	185	185	182
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	972	—	(15)
MDI Buyer, Inc.	07/25/2028	Commodity Chemicals	11.09%	3M SOFR+625	2,041	2,003	1,997
MDI Buyer, inc. (Revolver) (7)	07/25/2028	Commodity Chemicals	10.91%	3M SOFR+600	361	361	353
MDI Buyer, inc. (Revolver) (9)	07/25/2028	Commodity Chemicals	—	—	412	—	(5)
Meadowlark Acquirer, LLC	12/10/2027	Professional Services	11.04%	3M SOFR+565	1,978	1,954	1,929
Meadowlark Acquirer, LLC - Term Loan I (9)	12/10/2027	Professional Services	—	—	1,103	—	(17)
Meadowlark Acquirer, LLC - Term Loan II (9)	12/10/2027	Professional Services	—	—	9,483	—	(142)
Meadowlark Acquirer, LLC (Revolver) (9)	12/10/2027	Professional Services	—	—	1,693	—	(42)
Mission Critical Electronics, Inc.	03/28/2024	Capital Equipment	10.65%	SOFR +515	3,571	3,560	3,553
Mission Critical Electronics, Inc. (9)	03/28/2024	Capital Equipment	—	—	707	—	(1)
Mission Critical Electronics, Inc. (Revolver) (7), (9)	03/28/2024	Capital Equipment	—	—	1,325	—	(6)
Municipal Emergency Services, Inc.	10/01/2027	Distributors	11.04%	3M SOFR+565	1,181	1,144	1,155
Municipal Emergency Services, Inc. - Unfunded Term Loan A	06/16/2023	Distributors	—	—	387	—	(9)
Municipal Emergency Services, Inc. - Unfunded Term Loan B	12/16/2024	Distributors	—	—	1,264	—	(28)
Municipal Emergency Services, Inc. (Revolver) (7)	10/01/2027	Distributors	11.04%	3M SOFR+565	379	379	370
Municipal Emergency Services, Inc. (Revolver) (7), (9)	10/01/2027	Distributors	—	—	568	—	(12)
Neptune Flood Incorporated - Revolver Unfunded	05/09/2029	Insurance	—	—	541	—	—
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	(34)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(Unaudited)

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
NORA Acquisition, LLC	08/31/2029	Healthcare Providers and Services	11.74%	3M SOFR+635	41,489	$40,662	$40,659
NORA Acquisition, LLC (Revolver) (7), (9)	08/31/2029	Healthcare Providers and Services	—	—	5,479	—	(110)
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	11.68%	1M SOFR+636	8,516	8,397	8,516
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	12.84%	6M SOFR+725	4,900	4,828	4,459
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	(77)
Output Services Group, Inc. (6)	06/27/2026	Business Services	0.00%	—	4,923	4,469	960
Owl Acquisition, LLC	02/04/2028	Professional Services	10.80%	6M SOFR+550	3,893	3,797	3,834
Ox Two, LLC	05/18/2026	Construction and Building	12.90%	3M SOFR+751	22,736	22,513	22,338
Ox Two, LLC (Revolver) (9)	05/18/2026	Construction and Building	—	—	3,387	—	(59)
Pequod Merger Sub, Inc. - Unfunded Term Loan	12/02/2026	Diversified Financial Services	—	—	2,847	—	(57)
Pequod Merger Sub, Inc (Revolver) (9)	12/02/2026	Diversified Financial Services	—	—	757	—	(15)
PL Acquisitionco, LLC	11/09/2027	Textiles, Apparel and Luxury Goods	12.42%	1M SOFR+710	5,612	5,538	5,050
PL Acquisitionco, LLC - (Revolver) (9)	11/09/2027	Textiles, Apparel and Luxury Goods	—	—	2,290	—	(229)
PlayPower, Inc.	05/08/2026	Leisure Products	10.92%	3M SOFR+565	3,401	3,386	3,248
Pragmatic Institute, LLC - Unfunded Term Loan	07/06/2028	Professional Services	—	—	2,290	—	(80)
Pragmatic Institute, LLC (Revolver)	07/06/2028	Professional Services	11.17%	3M SOFR+575	1,526	1,526	1,458
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	11.74%	3M SOFR+635	6,647	6,578	6,547
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Electronic Equipment, Instruments, and Components	11.74%	3M SOFR+635	670	670	660
Questex, LLC	09/09/2024	Media: Diversified and Production	9.81%	3M SOFR+425	6,731	6,706	6,731
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—	—	1,197	—	-
Rancho Health MSO, Inc. (Revolver) (7)	12/18/2025	Healthcare Equipment and Supplies	11.24%	3M SOFR+585	210	210	210
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—	—	315	—	—
Recteq, LLC	01/29/2026	Leisure Products	12.54%	3M SOFR+715	1,463	1,448	1,419
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—	—	1,296	—	(39)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	11.13%	3M SOFR+576	16,962	16,875	14,842
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	10.54%	3M SOFR+515	7,939	7,903	7,828
Riverpoint Medical, LLC (Revolver) (7)	06/20/2025	Healthcare Equipment and Supplies	10.42%	1M SOFR+510	114	114	112
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—	—	795	—	(11)
Riverside Assessments, LLC	03/10/2025	Professional Services	11.29%	3M SOFR+590	15,199	15,075	15,047
Rural Sourcing Holdings, Inc. (HPA SPQ Merger Sub, Inc.) - Unfunded Term Loan	06/15/2029	Professional Services	—	—	1,146	—	—
Rural Sourcing Holdings, Inc. (HPA SPQ Merger Sub, Inc.) (Revolver) (7), (9)	06/15/2029	Professional Services	—	—	860	—	(13)
Sales Benchmark Index LLC	01/03/2025	Professional Services	11.59%	3M SOFR+620	2,596	2,581	2,583
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—	—	1,293	—	(7)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	12.93%	1M SOFR+760	3,439	3,425	3,405
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	12.92%	1M SOFR+760	280	280	277
Sargent & Greenleaf Inc. (Revolver) (9)	12/20/2024	Electronic Equipment, Instruments, and Components	—	—	801	—	(8)
Schlesinger Global, Inc.	07/14/2025	Professional Services	12.07%	3M SOFR + 715	14,490	14,428	14,019
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	12.52%	3M SOFR+715	1,495	1,495	1,446
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—	—	375	—	(12)
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	11.54%	3M SOFR+615	1,921	1,895	1,863
Sigma Defense Systems, LLC	12/18/2025	IT Services	14.04%	3M SOFR+865	10,277	10,123	10,123
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	IT Services	14.04%	3M SOFR+865	1,835	1,835	1,807
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—	—	786	—	(12)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	12.04%	1M L+665	9,708	9,688	9,708
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—	—	1,747	—	—
Skopima Consilio Parent, LLC	05/17/2028	Business Services	9.93%	1M SOFR+450	600	588	587
Smile Brands Inc.	10/14/2025	Healthcare and Pharmaceuticals	9.97%	3M SOFR+450	2,437	2,437	2,190
Smile Brands Inc. (Revolver)	10/14/2025	Healthcare and Pharmaceuticals	10.11%	1M SOFR+450	1,508	1,508	1,355
Smile Brands Inc. LC (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—	—	108	—	(11)
Solutionreach, Inc.	01/17/2024	Healthcare Technology	12.37%	1M SOFR+700	4,657	4,650	4,638
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—	—	833	—	(3)
Spendmend Holdings LLC	03/01/2028	Healthcare Technology	11.03%	SOFR + 565	2,061	2,037	2,016
Spendmend Holdings LLC - Unfunded Term Loan	03/01/2024	Healthcare Technology	—	—	1,707	—	(25)
Spendmend Holdings LLC (Revolver)	03/01/2028	Healthcare Technology	11.03%	1M SOFR+565	357	357	349
Spendmend Holdings LLC (Revolver) (9)	03/01/2028	Healthcare Technology	—	—	535	—	(12)
STV Group Incorporated	12/11/2026	Construction & Engineering	10.67%	1M SOFR+535	4,752	4,724	4,657
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	11.49%	6M SOFR+615	18,373	18,109	18,171
System Planning and Analysis, Inc. (Revolver) (9) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	5,188	—	(57)
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	10.67%	1M SOFR+535	5,733	5,683	5,725
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	12.04%	3M SOFR+665	5,421	5,374	5,340
The Bluebird Group LLC	07/28/2026	Professional Services	12.79%	3M SOFR+740	2,368	2,331	2,359
The Bluebird Group LLC (Revolver) (7), (9)	07/28/2026	Professional Services	—	—	862	—	(3)
The Vertex Companies, LLC (7)	08/30/2027	Construction & Engineering	11.67%	1M SOFR+635	1,979	1,949	1,961
The Vertex Companies, LLC (Revolver)	08/30/2027	Construction & Engineering	11.67%	1M SOFR+635	305	305	303
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—	—	606	—	(5)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	10.90%	3M SOFR+565	4,813	4,793	4,813
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	11.81%	3M SOFR+640	4,316	4,280	4,316
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—	—	2,628	—	—
Tyto Athene, LLC	04/01/2028	IT Services	10.90%	3M SOFR+565	11,928	11,803	10,879
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—	—	1,040	—	(94)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2023

(Unaudited)

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Walker Edison Furniture, LLC - Term Loan	03/31/2027	Wholesale	12.18%		1M SOFR+685	3,521	$3,521	$3,521
Walker Edison Furniture Company, LLC - Funded Junior Revolver	03/31/2027	Wholesale	11.68%		1M SOFR+635	1,667	1,667	1,667
Walker Edison Furniture Company, LLC - Unfunded Term Loan	03/31/2027	Wholesale	—		—	333	—	—
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	10.54%		3M SOFR+515	7,646	7,579	7,570
Wildcat Buyerco, Inc. (Revolver) (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—		—	534	—	(5)
Zips Car Wash, LLC	03/01/2024	Automobiles	12.67%		1M SOFR+735	13,249	13,206	12,818
Total First Lien Secured Debt							683,940	665,725
Second Lien Secured Debt—0.0%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	—	(6)	—	1,161	965	-
QuantiTech LLC	02/04/2027	Aerospace and Defense	15.50%		3M SOFR+1,010	150	148	149
Total Second Lien Secured Debt							1,113	149
Preferred Equity— 1.8% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	6,720	672	757
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—		—	2,018	2,018	1,633
Cartessa Aesthetics, LLC (Preferred) (8)	—	Distributors	—		—	1,437,500	1,438	2,007
Gauge Lash Coinvest LLC (Preferred)	—	Personal Products	—		—	108,546	586	1,319
Gauge Schlesinger Coinvest LLC (Preferred Equity)	—	Professional Services	—		—	64	64	47
Imagine Topco, LP	—	Software	8.00%		—	1,236,027	1,236	1,246
Magnolia Topco LP - Class A Preferred Equity	—	Automobiles	—		—	5	5	6
Magnolia Topco LP - Class B Preferred Equity	—	Automobiles	—		—	28	17	24
Mars Intermediate Holdings II, Inc. (7)	—	Media	—		—	835	835	1,112
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—		—	733	733	489
ORL Holdco, Inc. (7)	—	Consumer Finance	—		—	1,327	133	-
PL Acquisitionco, LLC (Preferred Equity)	—	Textiles, Apparel and Luxury Goods	—		—	61	61	66
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%		—	1,323	1,323	2,158
TPC Holding Company, LP (5), (7), (8), (10)	—	Food Products	—		—	409	409	598
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—		—	37	35	45
UniTek Global Services, Inc. -	—	Telecommunications	20.00%		—	343,861	344	64
							—	—
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%		—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%		—	1,047,317	670	—
Total Preferred Equity							11,028	11,571
Common Equity/Warrants— 14.5% (6)
A1 Garage Equity, LLC	—	Commercial Services & Supplies	—		—	647,943	648	691
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	7,467	75	—
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Goods: Durable	—		—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—		—	805,164	805	1,074
AG Investco LP (7), (8), (9)	—	Software	—		—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—		—	1,437,500	1,437	1,456
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—		—	2,018	—	—
Athletico Holdings, LLC (8)	—	Healthcare Providers and Services	—		—	4,678	5,000	4,516
BioDerm Holdings, LP	—	Healthcare Equipment and Supplies	—		—	1,313	1,313	1,514
Burgess Point Holdings, LP	—	Auto Components	—		—	100	100	109
By Light Investco LP (7), (8)	—	High Tech Industries	—		—	22,789	849	11,610
Connatix Parent, LLC (7)	—	Media	—		—	38,278	421	222
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—		—	130	120	199
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—		—	760,273	747	1,358
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—		—	244,597	—	—
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—		—	20	251	463
EDS Topco, LP	—	Electronic Equipment, Instruments, and Components	—		—	1,125,000	1,125	1,062
Exigo, LLC	—	Software	—		—	541,667	542	612
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—		—	21,665	727	3,062
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—		—	7,566	—	—
Five Star Parent Holdings, LLC	—	Hotels, Restaurants and Leisure	—		—	655,714	656	800
Gauge ETE Blocker, LLC	—	Diversified Consumer Services	—		—	374,444	374	371
Gauge Lash Coinvest LLC (7)	—	Personal Products	—		—	1,485,953	227	6,810
Gauge Loving Tan, LP	—	Personal Products	—		—	2,481,781	2,482	2,088
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—		—	465	476	344
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—		—	391,144	—	1,153
GCOM InvestCo LP (7),(8)	—	IT Services	—		—	19,184	3,342	3,165
Go Dawgs Capital III, LP	—	Building Products	—		—	324,675	325	711
							—	—
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—		—	450,000	448	338
HPA SPQ Aggregator LP	—	Professional Services	—		—	750,399	750	751
HV Watterson Holdings, LLC	—	Professional Services	—		—	100,000	100	111
Icon Partners V C, L.P.	—	Internet Software and Services	—		—	1,863,863	1,864	1,671
Icon Partners V C, L.P. (7), (9)	—	Internet Software and Services	—		—	636,137	—	(66)
IIN Group Holdings, LLC	—	Consumer Services	—		—	1,000	1,000	—
							—	—
(Integrative Nutrition, LLC) (7), (8)
Imagine Topco, LP (Common)	—	Software	—		—	1,236,027	—	—
IHS Parent Holdngs, L.P.	—	Commercial Services & Supplies	—		—	1,218,045	1,218	1,642
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—		—	5,811	573	844
ITC Infusion Co-invest, LP (8)	—	Healthcare Equipment and Supplies	—		—	116,032	1,160	1,268
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—		—	46,763	117	144

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2023

(Unaudited)

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Kentucky Racing Holdco, LLC	—	Hotels, Restaurants and Leisure	—	—	87,345	—	883
Kinetic Purchaser, LLC	—	Personal Products	—	—	1,734,775	1,735	2,508
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	775
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	1,588
LJ Avalon, LP	—	Construction & Engineering	—	—	1,638,043	1,638	1,736
Magnolia Topco LP - Class A Common Equity	—	Automobiles	—	—	5,144	—	—
Magnolia Topco LP - Class B Common Equity	—	Automobiles	—	—	28,231	—	—
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	468
MDI Aggregator, LP	—	Commodity Chemicals	—	—	10,761	1,077	1,155
Meadowlark Title, LLC (8)	—	Professional Services	—	—	819,231	805	—
MSpark, LLC	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,287	—
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	1,973,370	2,005	2,230
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,448	101
NORA Parent Holdings, LLC	—	Healthcare Providers and Services	—	—	2,544	2,544	2,544
North Haven Saints Equity Holdings, LP (8)	—	Healthcare Technology	—	—	223,602	224	223
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	—
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,614	3,768
OHCP V BC COI, L.P.	—	Distributors	—	—	743,750	744	650
OHCP V BC COI, L.P. (8) (9)	—	Distributors	—	—	506,250	—	(64)
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	—
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	11,167,847	11,168	9,345
LEP Pequod Holdings, LP	—	Financial Services	—	—	350	865	1,006
Pink Lily Holdco, LLC (PL Acquisitions, LLC) (8)	—	Textiles, Apparel and Luxury Goods	—	—	1,735	1,735	55
Pragmatic Institute, LLC	—	Professional Services	—	—	610,583	611	238
Quad (U.S.) Co-Invest, L.P.		Professional Services	—	—	266,864	267	312
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	712	68	446
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	24	26
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,052
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	515
Seaway Topco, LP		Chemicals, Plastics and Rubber	—	—	296	296	235
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	1,784
SP L2 Holdings, LLC (Ledge Lounger, Inc.)	—	Leisure Products	—	—	360,103	360	247
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	24	23	1,098
						—	—
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	161	178
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	533,833	524	850
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8)	—	Media	—	—	219,056	206	388
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8) (9)	—	Media	—	—	146,550	—	—
TPC Holding Company, LP (5), (7), (8), (10)	—	Food Products	—	—	21,527	21	212
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	1
UniTek Global Services, Inc.(C)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (W)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	362	555
Urology Partners Co., L.P.	—	Healthcare Providers and Services	—	—	694,444	694	653
Walker Edison Holdco LLC	—	Healthcare Providers and Services	—	—	36,458	3,393	1,766
WCP IvyRehab QP CF Feeder, LP(8)	—	Healthcare Providers and Services	—	—	3,715,012	3,754	4,319
WCP IvyRehab QP CF Feeder, LP (8), (9)	—	Healthcare Providers and Services	—	—	284,988	—	—
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	794
Total Common Equity/Warrants						72,159	94,733
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						768,240	772,178
Investments in Controlled, Affiliated Portfolio Companies—45.1% (3), (4)
First Lien Secured Debt—36.8%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	10.94%	3M SOFR+550	3,582	3,582	3,582
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—	—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	10.94%	3M SOFR+550	26,771	20,931	26,770
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	13.33%	3M SOFR+800	210,088	210,088	210,088
Total First Lien Secured Debt						234,601	240,440
Equity Interests—8.3%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—	—	349	—	3,675
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—	—	90,038	90,038	50,881
Total Equity Interests						90,038	54,556
Total Investments in Controlled, Affiliated Portfolio Companies						324,639	294,996
Total Investments—163.3%						1,092,878	1,067,174
Cash and Cash Equivalents—15.3%
Money Market - BlackRock Federal FD Institutional 30						99,989	99,989
Total Cash and Cash Equivalents						99,989	99,989
Total Investments and Cash Equivalents—178.6%						$1,192,867	$1,167,163
Liabilities in Excess of Other Assets—(78.6)%							(513,558)
Net Assets—100.0%							$653,605

(1)
(1) Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E", or Secured Overnight Financing Rate, or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 90-day or 180-day LIBOR rate (1M L, 3M L, or 6M L, respectively), and EURIBOR loans are typically indexed to a 90-day EURIBOR rate (3M E), SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M SOFR, 3M SOFR, or 6M SOFR, respectively)at the borrower’s option. All securities are subject to a LIBOR, SOFR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).

(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or 2) securing the 2031 Asset-Backed Debt (See Note 11) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2023, qualifying assets represent 76% of our total assets and non-qualifying assets represent 24% of our total assets.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—169.5% (3), (4)
First Lien Secured Debt—149.7%
Ad.net Acquisition, LLC	05/06/2026	Media	9.67%		3M L+600	4,938	$4,882	$4,900
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/06/2026	Media	—		—	1,244	—	(9)
Altamira Technologies, LLC	07/24/2025	IT Services	10.81%		3M L+800	4,794	4,756	4,626
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	IT Services	11.67%		3M L+800	575	575	555
Altamira Technologies, LLC (Revolver) (7), (9)	07/24/2025	IT Services	—		—	1,581	—	(55)
American Insulated Glass, LLC	12/21/2023	Building Products	7.79%		3M L+550	7,601	7,559	7,601
American Teleconferencing Services, Ltd.(7)	06/08/2023	Telecommunications	0.00%	(6)	—	7,986	7,915	90
American Teleconferencing Services, Ltd. (Revolver) (7)	12/08/2022	Telecommunications	0.00%	(6)	—	1,656	1,642	17
Amsive Holding Corporation (f/k/a Vision Purchaser Corporation)	06/10/2025	Media	9.85%		3M L+625	14,104	13,951	13,892
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	9.17%		3M L+550	14,568	14,486	14,568
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7), (9)	05/23/2024	Media	—		—	2,869	—	—
Any Hour Services	07/21/2027	Energy Equipment and Services	7.43%		3M L+525	10,536	10,432	10,326
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—		—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	6.72%		1M L+525	6,208	6,166	6,177
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	9.67%		1M L+550	296	296	295
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	7.75%		1M L+525	12,906	12,814	12,841
Apex Service Partners, LLC (Revolver) (7), (9)	07/31/2025	Diversified Consumer Services	—		—	1,845	—	(9)
API Holding III Corp.	05/11/2026	Electronic Equipment, Instruments, and Components	7.92%		1M L+425	5,805	5,785	5,050
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	9.42%		3M L+575	7,147	7,040	6,968
Applied Technical Services, LLC (Unfunded Term Loan)	04/21/2023	Commercial Services & Supplies	—		—	2,298	—	(32)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Commercial Services & Supplies	10.25%		3M L+475	255	255	248
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—		—	1,018	—	(25)
Arcfield Acquisition Corp. (Revolver) (9)	03/07/2028	Aerospace and Defense	—		—	887	—	(18)
Beta Plus Technologies, Inc.	07/01/2029	Internet Software and Services	7.76%		1M L+525	5,000	4,901	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distributors	8.33%		3M L+500	25	25	25
Blackhawk Industrial Distribution, Inc. (7),(9)	09/17/2024	Distributors	—		—	3,232	—	(40)
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distributors	8.87%		3M L+500	549	549	533
Blackhawk Industrial Distribution, Inc. (9)	09/17/2024	Distributors	—		—	2,195	—	(62)
Broder Bros., Co.	12/02/2022	Textiles, Apparel and Luxury Goods	7.39%		3M L+600	3,405	3,405	3,405
By Light Professional IT Services, LLC	05/16/2024	High Tech Industries	9.26%		3M L+625	27,533	27,331	27,257
By Light Professional IT Services, LLC (Revolver)	05/16/2024	High Tech Industries	9.75%		3M L+663	877	877	868
By Light Professional IT Services, LLC (Revolver) (9)	05/16/2024	High Tech Industries	—		—	3,189	—	(32)
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	11.31%		3M L+850	3,033	3,024	3,003
			(PIK 9.50%)
Cartessa Aesthetics, LLC	05/13/2028	Distributors	9.55%		1M L+600	16,459	16,143	16,212
Cartessa Aesthetics, LLC (Revolver) (7)	05/13/2028	Distributors	9.55%		1M L+600	511	511	503
Cartessa Aesthetics, LLC (Revolver) (7)(9)	05/13/2028	Distributors	—			927	-	(14)
CF512, Inc.	08/20/2026	Media	9.28%		3M L+600	8,098	7,988	7,976
CF512, Inc. (7), (9)	08/20/2026	Media	—		—	191	—	(1)
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—		—	955	—	(14)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	8.17%		3M L+450	1,581	1,577	1,581
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	9.27%		1M L+675	357	357	346
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	—		—	356	—	(11)
Compex Legal Services, Inc.	02/09/2026	Professional Services	8.83%		3M L+525	8,038	8,010	8,038
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	8.92%		3M L+525	773	773	773
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—		—	633	—	—
Connatix Buyer, Inc.	07/13/2027	Media	8.42%		3M L+550	3,907	3,841	3,810
Connatix Buyer, Inc. (7), (9)	01/13/2023	Media	—		—	2,105	—	(32)
Connatix Buyer, Inc. (7), (9)	07/13/2027	Media	—		—	1,234	—	(30)
Crane 1 Services, Inc.	08/16/2027	Commercial Services & Supplies	9.39%		3M L+575	891	885	882
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	8.87%		3M L+575	224	224	222
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	—		—	112	—	(1)
Douglas Products and Packaging Company LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	6,477	6,476	6,477
Douglas Products and Packaging Company LLC (Revolver)	10/19/2022	Chemicals, Plastics and Rubber	11.00%		P+475	2,627	2,627	2,627
Douglas Products and Packaging Company LLC (Revolver) (9)	10/19/2022	Chemicals, Plastics and Rubber	—		—	3,425	—	—
Douglas Sewer Intermediate, LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	3,920	3,920	3,920
Dr. Squatch, LLC	08/31/2027	Personal Products	9.42%		3M L+600	4,428	4,356	4,362
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal Products	8.95%		3M L+600	1,118	1,118	1,101
Dr. Squatch, LLC (Revolver) (7), (9)	08/31/2027	Personal Products	—		—	2,236	—	(34)
DRS Holdings III, Inc.	11/03/2025	Personal Products	8.87%		3M L+575	17,111	16,993	16,564
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—		—	1,426	—	(46)
Duraco Specialty Tapes LLC	06/30/2024	Containers and Packaging	8.62%		3M L+550	3,247	3,208	3,169
ECL Entertainment, LLC	05/01/2028	Hotels, Restaurants and Leisure	10.62%		1M L+750	5,203	5,158	5,125
ECM Industries, LLC (Revolver)	12/23/2025	Electronic Equipment, Instruments, and Components	8.00%		1M L+475	514	514	490
ECM Industries, LLC (Revolver) (9)	12/23/2025	Electronic Equipment, Instruments, and Components	—		—	400	—	(19)
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	5,837	5,837	5,837
eCommission Financial Services, Inc. (Revolver) (7), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	2,500	2,500	2,500
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—		—	2,500	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2024	Media: Diversified and Production	10.42%		3M L+675	7,150	7,123	6,936
Exigo Intermediate II, LLC (9)	03/15/2024	Software	—		—	2,758	—	(41)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Software	8.87%		3M L+575	138	138	135
Exigo Intermediate II, LLC (Revolver) (9)	03/15/2027	Software	—		—	552	—	(12)
Findex Group Limited (5)(10)(11)	05/31/2024	Diversified Financial Services	7.17%		3M L+450	AUD 10,000	7,399	6,430

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Gantech Acquisition Corp.	05/14/2026	IT Services	9.37%	1M L+625	21,982	$21,632	$21,322
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	IT Services	9.37%	1M L+625	249	249	241
Gantech Acquisition Corp. (Revolver) (7), (9)	05/14/2026	IT Services	—	—	3,484	—	(105)
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	8.74%	3M L+600	3,427	3,388	3,273
Graffiti Buyer, Inc. (7), (9)	08/10/2023	Trading Companies & Distributors	—	—	1,071	—	(24)
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Trading Companies & Distributors	8.92%	3M L+575	418	418	401
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—	—	447	—	(18)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	8.67%	3M L+500	4,441	4,378	4,374
Hancock Roofing and Construction L.L.C. (7), (9)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	7.82%	3M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—		480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	4,963	4,872	4,863
Holdco Sands Intermediate, LLC (Revolver) (9)	11/23/2027	Aerospace and Defense	—	—	1,791	—	(36)
HW Holdco, LLC	12/10/2024	Media	6.00%	1M L+500	8,457	8,416	8,352
HW Holdco, LLC (9)	12/10/2024	Media	—	—	1,686	—	(4)
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—	—	1,452	—	(18)
IDC Infusion Services, Inc.	12/30/2026	Healthcare Equipment and Supplies	10.44%	3M L+700	5,723	5,616	5,506
IDC Infusion Services, Inc. (Revolver) (9)	12/30/2026	Healthcare Equipment and Supplies	—	—	4,167	—	(188)
IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	9.45%	3M L+600	4,473	4,390	4,429
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC	11/15/2027	Software	8.42%	3M L+550	3,979	3,909	3,879
Imagine Acquisitionco, LLC (9)	11/15/2027	Software	—	—	1,657	—	(25)
Imagine Acquisitionco, LLC (Revolver) (9)	11/15/2027	Software	—	—	1,193	—	(30)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare Providers and Services	10.13%	3M L+715	14,954	14,711	14,804
Infolinks Media Buyco, LLC	11/01/2026	Media	9.42%	3M L+575	2,625	2,581	2,625
Infolinks Media Buyco, LLC (9)	11/01/2023	Media	—	—	969	—	10
Integrative Nutrition, LLC	09/29/2023	Consumer Services	8.42%	3M L+450	15,636	15,600	15,323
Integrative Nutrition, LLC (Revolver) (7), (9)	09/29/2023	Consumer Services	—	—	5,000	—	—
Integrity Marketing Acquisition, LLC (7)	08/27/2025	Insurance	7.58%	SOFR+550	15,825	15,697	15,667
ITI Holdings, Inc. (Revolver)	03/03/2028	IT Services	8.25%	3M L+550	133	133	130
ITI Holdings, Inc. (Revolver) (9)	03/03/2028	IT Services	—	—	532	—	(11)
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,429	—	—
Kinetic Purchaser, LLC	11/10/2027	Personal Products	9.67%	3M L+600	17,428	17,120	17,079
Kinetic Purchaser, LLC - (Revolver) (9)	11/10/2026	Personal Products	9.67%	3M L+600	3,435	3,435	3,366
Lash OpCo, LLC	02/18/2027	Personal Products	11.17%	1M L+700	10,511	10,323	10,300
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	9.38%	1M L+700	599	599	587
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—		1,321	—	(26)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	9.95%	1M L+750	9,565	9,542	9,345
			(PIK 5.50%)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	9.95%	1M L+750	1,721	1,721	1,681
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Leisure Products	9.92%	3M L+625	3,747	3,683	3,691
Ledge Lounger, Inc. (Revolver) (9)	11/09/2026	Leisure Products	—	—	789	—	(12)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	8.87%	1M L+575	24,357	24,065	23,566
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare Technology	8.87%	1M L+575	1,083	1,083	1,048
Lightspeed Buyer Inc. (Revolver) (7) (9)	02/03/2026	Healthcare Technology	—	—	1,416	—	(46)
Lucky Bucks, LLC	07/20/2027	Hotels, Restaurants and Leisure	8.31%	3M L+550	4,331	4,258	3,183
MAG DS Corp.	04/01/2027	Aerospace and Defense	9.17%	1M L+550	3,714	3,576	3,379
Mars Acquisition Holdings Corp.	05/14/2026	Media	8.62%	3M L+550	6,052	5,958	6,022
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	1,624	—	(8)
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	1,157	—	(12)
MDI Buyer, Inc. - Unfunded Term Loan	07/25/2028	Commodity Chemicals	—	—	1,804	—	(18)
MDI Buyer, inc. (Revolver) (9)	07/25/2028	Commodity Chemicals	—	—	773	—	(8)
Meadowlark Acquirer, LLC	12/10/2027	Professional Services	9.17%	3M L+550	1,319	1,306	1,305
Meadowlark Acquirer, LLC - Term Loan I (9)	12/10/2027	Professional Services	—	—	1,782	—	—
Meadowlark Acquirer, LLC - Term Loan II (9)	12/10/2027	Professional Services	—	—	9,483	—	—
Meadowlark Acquirer, LLC (Revolver) (9)	12/10/2027	Professional Services	—	—	1,693	—	(17)
Mission Critical Electronics, Inc.	03/28/2024	Capital Equipment	8.03%	SOFR +500	3,430	3,395	3,389
Mission Critical Electronics, Inc. (9)	03/28/2024	Capital Equipment	—	—	883	—	(7)
Mission Critical Electronics, Inc. (Revolver) (7)	03/28/2024	Capital Equipment	6.67%	1M L+500	557	557	550
Mission Critical Electronics, Inc. (Revolver) (7), (9)	03/28/2024	Capital Equipment	—	—	769	—	(9)
Municipal Emergency Services, Inc. (7)	09/28/2027	Distributors	8.67%	3M L+500	354	351	334
Municipal Emergency Services, Inc. (7), (9)	09/28/2027	Distributors	—	—	592	—	(29)
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distributors	8.67%	3M L+500	142	142	134
Municipal Emergency Services, Inc. (Revolver) (7), (9)	09/28/2027	Distributors	—	—	805	—	(47)
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	—
OIS Management Services, LLC	07/09/2026	Healthcare Equipment and Supplies	9.45%	SOFR + 575	1,975	1,951	1,975
OIS Management Services, LLC (Revolver) (7), (9)	07/09/2026	Healthcare Equipment and Supplies	—	—	444	—	—
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	9.37%	3M L+625	8,759	8,612	8,496
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	8.92%	3M L+525	7,195	7,069	7,195
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	—
Output Services Group, Inc.	03/27/2024	Business Services	9.80%	1M L+675	4,874	4,592	3,704
Owl Acquisition, LLC	02/04/2028	Professional Services	8.41%	3M L+575	3,990	3,874	3,890
Ox Two, LLC	05/18/2026	Construction and Building	9.81%	1M L+700	25,772	25,440	25,257
Ox Two, LLC (Revolver) (7)	05/18/2026	Construction and Building	9.81%	1M L+700	2,484	2,484	2,434
Ox Two, LLC (Revolver) (9)	05/18/2026	Construction and Building	—	—	903	—	(18)
PL Acquisitionco, LLC	11/09/2027	Textiles, Apparel and Luxury Goods	9.62%	3M L+650	6,110	6,015	5,958
PL Acquisitionco, LLC - (Revolver) (9)	11/09/2027	Textiles, Apparel and Luxury Goods	—	—	2,290	—	(57)
Plant Health Intermediate, Inc.	10/19/2022	Chemicals, Plastics and Rubber	8.87%	3M L+575	637	637	637
PlayPower, Inc.	05/08/2026	Leisure Products	9.17%	1M L+550	3,440	3,419	3,078
PRA Events, Inc.	08/07/2025	Business Services	14.17%	1M L+1,050	3,323	2,903	3,323
			(PIK 10.50%)
Pragmatic Institute, LLC - Unfunded Term Loan	07/06/2028	Professional Services	—	—	2,290	—	—
Pragmatic Institute, LLC (Revolver)	07/06/2028	Professional Services	9.30%	3M L+575	305	305	302
Pragmatic Institute, LLC (Revolver) (9)	07/06/2028	Professional Services	—	—	1,221	—	(12)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	9.92%		1M L+600	4,706	$4,632	$4,612
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Electronic Equipment, Instruments, and Components	9.51%		1M L+600	268	268	263
Quantic Electronics, LLC (Revolver) (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—		—	402	—	(8)
Questex, LLC	09/09/2024	Media: Diversified and Production	7.45%		3M L+500	7,200	7,146	7,056
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—		—	1,197	—	(24)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare Equipment and Supplies	7.75%		3M L+550	1,040	1,040	1,040
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—		—	525	—	—
Recteq, LLC	01/29/2026	Leisure Products	9.92%		3M L+600	1,478	1,457	1,426
Recteq, LLC (Revolver) (7)	01/29/2026	Leisure Products	9.92%		3M L+600	360	360	347
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—			936	—	(33)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%		3M L+550	17,142	16,985	15,406
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	8.65%		3M L+575	7,980	7,924	7,781
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—		—	909	—	(23)
Riverside Assessments, LLC	03/10/2025	Professional Services	9.95%		3M L+625	15,356	15,201	15,049
Sales Benchmark Index LLC	01/03/2025	Professional Services	9.67%		3M L+600	7,105	7,034	7,034
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—		—	1,293	—	(13)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	8.62%		1M L+550	3,487	3,462	3,452
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	8.28%		1M L+550	1,048	1,048	1,037
Sargent & Greenleaf Inc. (Revolver) (9)	12/20/2024	Electronic Equipment, Instruments, and Components	—		—	9	—	—
Schlesinger Global, Inc.	07/14/2025	Professional Services	10.27%		SOFR + 700	14,560	14,467	14,196
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	10.14%		1M L+600	1,487	1,487	1,450
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—		—	385	—	(10)
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.41%		3M L+575	6,940	6,836	6,836
Sigma Defense Systems, LLC	12/18/2025	IT Services	12.17%		3M L+850	10,969	10,742	10,750
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	IT Services	12.17%		3M L+850	996	996	976
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—			1,625	—	(32)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	10.17%		1M L+650	10,358	10,301	10,280
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—		—	1,747	—	(13)
Smile Brands Inc.	10/14/2025	Healthcare and Pharmaceuticals	7.42%		1M L+450	2,462	2,462	2,370
Smile Brands Inc. (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	1,508	—	(57)
Smile Brands Inc. LC (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	108	—	(4)
Solutionreach, Inc.	01/17/2024	Healthcare Technology	8.87%		3M L+575	5,740	5,705	5,602
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—		—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Professional Services	9.42%		3M L+575	14,747	14,642	14,747
Spendmend Holdings LLC	03/01/2028	Healthcare Technology	8.63%		SOFR + 575	3,216	3,179	3,126
Spendmend Holdings LLC (9)	03/01/2023	Healthcare Technology	—		—	1,771	—	(36)
Spendmend Holdings LLC (Revolver)	03/01/2028	Healthcare Technology	8.63%		3M L+575	119	119	116
Spendmend Holdings LLC (Revolver) (9)	03/01/2028	Healthcare Technology	—		—	772	—	(22)
STV Group Incorporated	12/11/2026	Construction & Engineering	8.37%		1M L+525	4,752	4,718	4,704
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	8.73%		SOFR+600	18,560	18,237	18,263
System Planning and Analysis, Inc. (Revolver) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—		—	5,188	—	(83)
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	8.38%		1M L+525	5,793	5,718	5,455
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	9.55%		3M L+600	4,921	4,868	4,872
The Bluebird Group LLC	07/27/2026	Professional Services	10.67%		3M L+700	6,265	6,162	6,328
The Bluebird Group LLC (Revolver) (7), (9)	07/27/2026	Professional Services	—		—	862	—	9
The Infosoft Group, LLC	09/16/2024	Media: Broadcasting and Subscription	8.51%		3M L+575	15,229	15,120	15,115
The Vertex Companies, LLC (7)	08/30/2027	Construction & Engineering	8.18%		1M L+550	2,159	2,122	2,148
The Vertex Companies, LLC (7), (9)	08/30/2027	Construction & Engineering	—		—	573	—	3
The Vertex Companies, LLC (Revolver)	08/30/2027	Construction & Engineering	8.26%		1M L+550	182	182	181
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—		—	729	—	(4)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	7.78%		3M L+550	4,863	4,834	4,717
TVC Enterprises, LLC	03/26/2026	Commercial Services & Supplies	8.87%		1M L+600	24,721	24,378	24,103
TVC Enterprises, LLC (Revolver) (7), (9)	03/26/2026	Commercial Services & Supplies	—		—	661	—	(17)
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	8.76%		1M L+625	5,468	5,398	5,441
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—		—	2,628	—	(13)
Tyto Athene, LLC	04/01/2028	IT Services	7.76%		1M L+550	12,644	12,487	11,746
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—		—	1,040	—	(74)
UBEO, LLC	04/03/2024	Capital Equipment	7.60%		3M L+450	17,926	17,860	17,657
UBEO, LLC (Revolver)	04/03/2024	Capital Equipment	9.00%		3M L+275	587	587	578
UBEO, LLC (Revolver) (9)	04/03/2024	Capital Equipment	—		—	2,347	—	(35)
Unique Indoor Comfort, LLC	05/24/2027	Diversified Consumer Services	8.95%		3M L + 525	9,217	9,126	9,014
Unique Indoor Comfort, LLC Term Loan (7)	05/24/2027	Diversified Consumer Services	—		—	10,760	—	(129)
Unique Indoor Comfort, LLC (Revolver) (7), (9)	05/24/2027	Diversified Consumer Services	—		—	2,000	—	(44)
Walker Edison Furniture Company LLC	03/31/2027	Wholesale	12.42%		1M L+875	12,684	12,434	8,474
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	9.38%		3M L+575	9,853	9,717	9,532
Wildcat Buyerco, Inc. (Revolver) (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—		—	534	—	(34)
Zips Car Wash, LLC	03/01/2024	Automobiles	10.30%		3M L+725	13,428	13,284	13,092
Total First Lien Secured Debt							815,742	789,107
Second Lien Secured Debt—0%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	0.00%	(6)	—	1,001	965	-
			(PIK 15.00%)
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%		3M L+1,000	150	148	147
Total Second Lien Secured Debt							1,113	147
Preferred Equity— 1.6% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	6,720	$672	$747
Cartessa Aesthetics, LLC	—	Distributors	—		—	1,437,500	1,438	1,499
Imagine Topco, LP	—	Software	8.00%		—	1,236,027	1,236	1,170

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	$835	$976
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	2,018	2,537
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	733	733	1,042
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,327	133	144
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%	—	1,323	1,323	1,674
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	409	409	116
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	37	37	40
UniTek Global Services, Inc. -	—	Telecommunications	20.00%	—	343,861	344	—
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%	—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%	—	1,047,317	670	—
Total Preferred Equity						10,297	9,945
Common Equity/Warrants— 18.1% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	7,467	75	98
Affinion Group Holdings, Inc. (Warrants)(7)	04/10/2024	Consumer Goods: Durable	—	—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—	—	805,164	805	1,127
AG Investco LP (7), (8), (9)	—	Software	—	—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—	—	1,437,500	1,438	906
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	—	480
Athletico Holdings, LLC	—	Healthcare Providers and Services	—	—	4,678	5,000	4,758
Burgess Point Holdings, LP	—	Auto Components	—	—	100	100	101
By Light Investco LP (7), (8)	—	High Tech Industries	—	—	22,090	193	18,085
By Light Investco LP (7), (8), (9)	—	High Tech Industries	—	—	3,223	—	—
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (7), (8)
Connatix Parent, LLC (7)	—	Media	—	—	38,278	421	459
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—	—	130	120	140
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—	—	615,484	602	1,255
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—	—	389,386	—	—
ECM Investors, LLC (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	295,982	65	633
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—	—	20	251	348
Exigo, LLC	—	Software	—	—	541,667	542	478
Express Wash Topco, LLC	—	Automobiles	—	—	20,000	100	102
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—	—	21,083	711	2,142
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—	—	9,488	—	—
Gauge InfosoftCoInvest, LLC	—	Media: Broadcasting and Subscription	—	—	500	144	2,471
(The Infosoft Group, LLC) (7)
Gauge Lash Coinvest LLC (7)	—	Personal Products	—	—	1,485,953	227	7,030
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—	—	465	476	496
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—	—	391,144	—	1,558
GCOM InvestCo LP (7),(8)	—	IT Services	—	—	19,184	3,342	4,626
Go Dawgs Capital III, LP	—	Building Products	—	—	324,675	325	377
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Professional Services	—	—	100,000	100	87
Icon Partners V C, L.P.	—	Internet Software and Services	—	—	1,851,852	1,852	1,989
Icon Partners V C, L.P. (7), (9)	—	Internet Software and Services	—	—	648,148	—	—
IIN Group Holdings, LLC	—	Consumer Services	—	—	1,000	1,000	54
(Integrative Nutrition, LLC) (7), (8)
Imagine Topco, LP (Common)	—	Software	—	—	1,236,027	—	—
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—	—	5,811	573	754
ITC Infusion Co-invest, LP	—	Healthcare Equipment and Supplies	—	—	81,313	813	857
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—	—	46,763	117	5,232
JWC-WE Holdings, L.P.	—	Wholesale	—	—	1,948	568	—
(Walker Edison Furniture Company LLC) (7), (8)
Kinetic Purchaser, LLC	—	Personal Products	—	—	1,734,775	1,735	2,458
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	643
Kentucky Racing Holdco, LLC (Warrants) (7), (8)	—	Hotels, Restaurants and Leisure	—	—	87,345	—	961
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	800
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	255
MDI Aggregator, LP	—	Commodity Chemicals	—	—	668,747	670	669
Meadowlark Title, LLC	—	Professional Services	—	—	819,231	819	901
MSpark, LLC	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,288	—
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	1,973,370	2,005	1,505
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,450	279
North Haven Saints Equity Holdings, LP	—	Healthcare Technology	—	—	223,602	224	237
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	310
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,729	2,917
OHCP V BC COI, L.P.	—	Distributors	—	—	743,750	744	636
OHCP V BC COI, L.P. (8) (9)	—	Distributors	—	—	506,250	—	(73)
Oral Surgery (ITC) Holdings, LLC (7),(8)	—	Healthcare Equipment and Supplies	—	—	3,872	83	231
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	261
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	11,167,847	11,168	9,892
Pink Lily Holdco, LLC (PL Acquisitions, LLC)	—	Textiles, Apparel and Luxury Goods	—	—	1,735	1,735	914

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Pragmatic Institute, LLC	—	Professional Services	—	—	610,583	$611	$611
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,091
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	634
Seaway Topco, LP		Chemicals, Plastics and Rubber	—	—	296	296	296
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	—
SP L2 Holdings, LLC (Ledge Lounger, Inc.)	—	Leisure Products	—	—	360,103	360	373
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	500	680
Class A (US Dominion, Inc.) (7)
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	—	1,463
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	162	160
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	488,372	488	621
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)	—	Media	—	—	216,925	209	366
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8) (9)	—	Media	—	—	148,681	—	—
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	21,527	22	—
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	—
UniTek Global Services, Inc. (7)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (Warrants) (7)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	378	454
WCP IvyRehab QP CF Feeder, LP	—	Healthcare Providers and Services	—	—	3,762,257	3,762	3,762
WCP IvyRehab QP CF Feeder, LP (9)	—	Healthcare Providers and Services	—	—	237,743	—	—
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	596
Total Common Equity/Warrants						55,418	94,050
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,570	893,249
Investments in Controlled, Affiliated Portfolio Companies—51.4% (3), (4)
First Lien Secured Debt—41.8%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	8.19%	3M L+525	3,582	3,582	3,582
			(PIK 5.25%)
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—	—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	8.19%	3M L+525	26,771	19,518	26,771
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	10.71%	3M L+800	190,181	190,181	190,182
Total First Lien Secured Debt						213,281	220,535
Equity Interests—9.6%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—	—	349	—	1,036
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—	—	81,506	81,506	49,434
Total Equity Interests						81,506	50,470
Total Investments in Controlled, Affiliated Portfolio Companies						294,787	271,005
Total Investments—220.9%						1,177,357	1,164,254
Cash and Cash Equivalents—9.1%
BlackRock Federal FD Institutional 30						38,209	38,209
BNY Mellon Cash						9,707	9,671
Total Cash and Cash Equivalents						47,916	47,880
Total Investments and Cash Equivalents—230.0%						$1,225,273	$1,212,134
Liabilities in Excess of Other Assets—(130.0)%							(685,042)
Net Assets—100.0%							$527,092

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L” or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).
(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or 2) securing the 2031 Asset-Backed Debt (See Note 11) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 81% of our total assets and non-qualifying assets represent 19% of our total assets.
(11)
Par amount is denominated in Australian Dollars (AUD) as denoted.